UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2011

NEW LEAF BRANDS, INC.

(Exact name of registrant as specified in its charter)

                                 Nevada                                                               000-22024                                                           77-0125664

 (State or other jurisdiction of incorporation)                 (Commission File Number)                         (IRS Employer Identification No.)

                                                                            1 Dewolf Road, Old Tappan, New Jersey 07675

                                                                           (Address of principal executive offices)(Zip Code)

                                                                                                          (201) 784-2400

                                                                         (Registrants telephone number, including area code)

N/A

                                                                  (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On November 22, 2011 the Company was unable to raise the necessary capital to continue normal daily operations and therefore dismissed all its employees.

On November 30, 2011, the Company reached a tentative agreement with an investor to provide interim funding to resume the Company’s  normal daily operations with the intention of re-engaging certain key former employees as consultants and /or employees as it evaluates its operating plans. There can be no assurances that same will result in any transaction, or that, if completed, any transaction will be on attractive terms.

Going forward, the Company will continue to concentrate on seeking strategic alternatives. Alternatives could include, but may not be limited to, a sale, merger or other business combination involving the Company, a sale of shares or other recapitalization of the Company, a joint venture arrangement, the sale or spinoff of Company assets, or the continued execution of the Company's business plan. There can be no assurance that the exploration of strategic alternatives will result in any transaction, or that, if completed, any transaction will be on attractive terms.

Item 5.02 Departure of Directors, Principal Officers; Election of Directors; Appointment of Principal Officers.

 David Tsiang, the Company’s Chief Financial Officer and Treasurer,  resigned from those offices by a resignation letter dated November 23, 2011 but effective as of November 30, 2011.  He will, however, serve the Company as a non-executive consultant to the Company. His resignation letter is attached as Exhibit 10.1

10.1 Letter of David Tsiang, dated November 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      December 1, 2011                                                                                                      /s/ Eric Skae

                                                                                                                                                                           (Signature)

                                                                                                                                Print Name: Eric Skae

                                                                                                                                Title: President and  Chief Executive Officer